                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2002
                                                         ----------------

                              SPORTING MAGIC, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                              0-25247                  95-4675095
 -------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

        7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
        -----------------------------------------------------------------
                     Address of principal executive offices

        Registrant's telephone number, including area code: 423-296-8213
                                                            ------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

       This form 8-K/A amends the current  report on Form 8-K filed February 19,
2002 to include Item 7 Financial Statements of Next, Inc.

Item 7.     Financial Statements and Exhibits

       (a)  Consolidated Financial Statements of Next, Inc.:

                                       1

                                                      NEXT INC. AND SUBSIDIARIES

                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                        Page
                                                                        ----

INDEPENDENT AUDITORS' REPORT                                             F-1

CONSOLIDATED FINANCIAL STATEMENTS

  Balance Sheet                                                          F-2
  Statements of Income                                                   F-4
  Statements of Changes in Stockholders' Equity                          F-5
  Statements of Cash Flows                                               F-6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                               F-8

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

Board of Directors
Next Inc. and Subsidiaries

We have audited the  accompanying  consolidated  balance  sheet of Next Inc. and
Subsidiaries as of November 30, 2001, and the related consolidated statements of income,  changes in  stockholders'  equity,  and cash flows for the eleven month period  ended  November 30, 2001 and the year ended  December  31,  2000.  These financial  statements are the  responsibility of the Company's  management.  Our responsibility  is to express an opinion on these financial  statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion, the consolidated  financial statements referred to above present fairly, in all material  respects,  the consolidated  financial position of Next
Inc. and Subsidiaries as of November 30, 2001, and the  consolidated  results of their operations and  consolidated  cash flows for the eleven month period ended
November  30,  2001 and the year ended  December  31,  2000 in  conformity  with accounting principles generally accepted in the United States of America.

                                                   s\ Marcum & Kliegman LLP

January 25, 2002, except for Note 2
as to which the date is February 1, 2002
New York, New York

                                      F-1

                                                      NEXT INC. AND SUBSIDIARIES

                                                      CONSOLIDATED BALANCE SHEET

                                                               November 30, 2001
--------------------------------------------------------------------------------

                                ASSETS
                                ------

CURRENT ASSETS
--------------
Cash                                                          $   105,212
Restricted investment                                             277,848
Accounts receivable, less allowance for doubtful accounts
 of $508,000                                                    3,019,058
Inventories                                                     3,054,098
Prepaid expenses and other current assets                         320,947
                                                              -----------

TOTAL CURRENT ASSETS                                                        $6,777,163

PROPERTY, PLANT AND EQUIPMENT, Net                                           1,663,583
-----------------------------                                               ----------

TOTAL ASSETS                                                                $8,440,746
                                                                            ==========

The accompanying notes are an integral part of these financial statements.

                                       F-2

                                                      NEXT INC. AND SUBSIDIARIES

                                                      CONSOLIDATED BALANCE SHEET

                                                               November 30, 2001
--------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
-------------------
Accounts payable                                                   $1,504,687
Accrued expenses and other current liabilities                        225,935
Short-term debt                                                     3,236,806
Current maturities of long term debt                                  148,028
                                                                   ----------

TOTAL CURRENT LIABILITIES                                                           $5,115,456

OTHER LIABILITIES
-----------------
Long-term debt, less current maturities                             1,838,935
                                                                    ---------

TOTAL OTHER LIABILITIES                                                              1,838,935
                                                                                    ----------

TOTAL LIABILITIES                                                                    6,954,391

COMMITMENTS AND CONTINGENCIES
-----------------------------

STOCKHOLDERS' EQUITY
--------------------
Preferred  Stock,  Series A,  Cumulative,  $.0001  par value;
 9,500,000  shares  authorized, 7,000,000 shares issued
 and outstanding (liquidating preference $1.00 per share)                  700
Common stock, $.001 par value; 25,000,000 shares
 authorized, 6,000,000 shares issued and outstanding                     6,000
Additional paid-in capital                                             111,352
Retained earnings                                                    1,368,303
                                                                    ----------

TOTAL STOCKHOLDERS' EQUITY                                                           1,486,355
                                                                                     ---------

TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                                               $8,440,746
                                                                                    ==========

The accompanying notes are an integral part of these financial statements.

                                       F-3

                                                      NEXT INC. AND SUBSIDIARIES

                                               CONSOLIDATED STATEMENTS OF INCOME

                                  For the Eleven Months Ended  November 30, 2001
                                                and Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                         2001            2000
                                                   -----------------------------

NET SALES                                          $ 10,822,517    $  7,043,715
---------

COST OF SALES                                         8,064,400       5,382,922
-------------                                      ------------    ------------

GROSS PROFIT                                          2,758,117       1,660,793

OPERATING EXPENSES
------------------
General Administrative and Selling Expenses           2,142,306       1,020,100
                                                   ------------    ------------

OPERATING INCOME                                        615,811         640,693
                                                   ------------    ------------

OTHER INCOME AND (EXPENSE)
--------------------------
Interest expense                                       (339,492)       (457,603)
Interest income                                          16,538          33,075
                                                   ------------    ------------

TOTAL OTHER EXPENSE                                    (322,954)       (424,528)
                                                   ------------    ------------

NET INCOME                                         $    292,857    $    216,165
                                                   ============    ============

NET INCOME PER SHARE
--------------------
Weighted average shares outstanding                   6,000,000       6,000,000
                                                   ============    ============

Net income per share, basic and diluted            $       0.05    $       0.04
                                                   ============    ============

The accompanying notes are an integral part of these financial statements.

                                       F-4

                                                                                                           NEXT INC AND SUBSIDIARIES

                                                                                        STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------------------

                                           Preferred Stock          Common Stock        Additional
                                           ----------------        -------------          Paid-In       Retained
                                           Shares     Amount      Shares       Amount     Capital       Earnings           Total
                                      ----------------------------------------------------------------------------------------------

BALANCE - January 1, 2000                7,000,000     $700     6,000,000      $6,000     $    --       $  859,281       $   865,981
-------

 Net income                                     --       --            --          --          --          216,165           216,165

BALANCE - December 31, 2000              7,000,000      700     6,000,000       6,000          --        1,075,446         1,082,146
-------

 Capital contribution by stockholders           --       --            --          --     111,352               --           111,352

 Net income                                     --       --            --          --          --          292,857           292,857
                                         -----------   -----    ----------     -------   --------       ----------       -----------

BALANCE - November 30, 2001              7,000,000     $700     6,000,000      $6,000    $111,352       $1,368,303       $ 1,486,355
-------                                  ==========    ====     =========      =======   ========       ==========       ===========

The accompanying notes are an integral part of these financial statements.

                                       F-5

                                                      NEXT INC. AND SUBSIDIARIES

                                            CONSOLIDATED STATEMENTS OF CASH FLOW

                                  For the Eleven Months Ended  November 30, 2001
                                                and Year Ended December 31, 2000
--------------------------------------------------------------------------------
                                                          2001          2000
                                                     ---------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
 Net income                                          $   292,857    $   216,165
                                                     -----------    -----------
Adjustments to reconcile net income to net
 Cash (used in) provided by operating activities:
Depreciation and amortization                            108,553        112,178
Provision for bad debts                                  507,512             --
Changes in operating assets and liabilities:
Accounts receivable                                   (2,117,942)       226,333
Inventories                                             (373,445)       310,630
Prepaid expenses and other current assets                (30,936)      (169,938)
Accounts payable                                       1,188,405        (34,644)
Accrued expenses and other current liabilities           141,720        (42,993)
                                                     -----------    -----------

 TOTAL ADJUSTMENTS                                      (576,133)       401,566
                                                     -----------    -----------

 NET CASH (USED IN) PROVIDED BY
  OPERATING ACTIVITIES                                  (283,276)       617,731
                                                     -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
Short Term Investment - Restricted                            --       (277,848)
Purchases of property, plant and equipment               (33,063)       (88,898)
                                                     -----------    -----------

NET CASH USED IN INVESTING
 ACTIVITIES                                              (33,063)      (366,746)
                                                     -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
Proceeds from loans and notes payable, bank            4,970,418      2,900,561
Repayments of loans and notes payable, bank           (4,117,254)    (2,829,454)
Advances on notes receivable, stockholders              (275,000)      (162,152)
Advances to stockholder                                       --         (6,496)
Principal repayments of long-term debt                  (191,393)      (189,121)
Principal repayments on capital lease obligations        (46,213)       (32,657)
                                                     -----------    -----------

NET CASH PROVIDED BY (USED IN)
 FINANCING ACTIVITIES                                $   340,558    $  (319,319)
                                                     -----------    -----------

The accompanying notes are an integral part of these financial statements.

                                       F-6

                                                      NEXT INC. AND SUBSIDIARIES

                                 CONSOLIDATED STATEMENTS OF CASH FLOW, Continued

                                  For the Eleven Months Ended  November 30, 2001
                                                and Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                              2001       2000
                                                          ----------------------
NET INCREASE IN CASH                                      $  24,219   $ (68,334)

CASH - Beginning                                             80,993     149,327
----                                                      ---------   ---------

CASH - Ending                                             $ 105,212   $  80,993
----                                                      =========   =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
-------------------------------------------------
   Cash paid during the period for:

      Interest                                            $ 339,492   $ 454,267

    Non-cash investing and financing activities:

For the eleven  months ended  November 30, 2001 and the year ended  December 31,
2000 the Company purchased equipment under capital lease obligations of $248,790 and $27,998, respectively.

The accompanying notes are an integral part of these financial statements.

                                       F-7

NOTE 1 - Summary of Significant Accounting Policies
         ------------------------------------------

         The Company
         -----------
         Next Inc. (the "Company") was  incorporated on November 19, 2001, under the laws of the State of Delaware.  The Company is the successor entity to Next Inc. ("Next IN"), and Blue Sky Graphics Inc.,  ("Blue Sky IN"),
         both  incorporated  under  the  laws of the  State of  Indiana,  as "S"
         Corporations in August 1997 and April 1989 respectively.

         On November 26, 2001, Next Marketing Inc., ("Next Marketing"), and Blue
         Sky Graphics Inc.,  ("Blue Sky DE"),  were formed under the laws of the
         State of Delaware as wholly owned subsidiaries of the Company.

         On  November  28,  2001  the  stockholders  of Next IN and Blue Sky IN, exchanged  all shares owned by them in Next IN and Blue Sky IN with the
         Company for 13,000,000  shares of common stock. Next IN and Blue Sky IN were merged into Next Marketing and Blue Sky DE, respectively.

         Effective as of November 30, 2001,  the  Company's  three  stockholders exchanged  7,000,000  shares  of common  stock on a pro rata  basis for
         7,000,000  shares as Series A,  $.0001 par value  Cumulative  Preferred stock.  Such Preferred  stock has a liquidation  value of $1 per share.
         This  Preferred  stock  will  pay  dividends  at the  rate of $.10  per outstanding  share of Preferred stock in Common stock as defined in the
         Agreement.

         The   above   series  of   transactions   are   being   treated   as  a
         recapitalization  of Next IN and Blue Sky IN,  and have been  accounted for on a historical cost basis for all periods presented.

         Nature of Business
         ------------------
         The  Company  is a  sales  and  marketing  organization  that  designs, develops,  markets and  distributes  branded  promotional  products and imprinted sportswear, primarily under licensing agreements. The primary industries  served  by the  Company  are two  interrelated  industries, promotional  products and imprinted  sportswear  throughout  the United
         States.

         Principles of Consolidation
         ---------------------------
         The accompanying consolidated financial statements include the accounts of Next,  Inc.,  and its two wholly  owned  subsidiaries.  All material
         intercompany   accounts  and  transactions   have  been  eliminated  in
         consolidation.

         Change in Year-end
         ------------------
         The Company  determined  to change its fiscal year end from December 31 to  November  30  effective  for the year  beginning  January  1, 2001.
         Accordingly,  the  Company  is  presenting  financial  information  and accompanying notes, for the eleven months ended November 30, 2001.

                                       F-8

NOTE 1 - Summary of Significant Accounting Policies, continued
         ------------------------------------------

         Change in Year-end, continued
         ------------------
         The following summary unaudited  financial  information for the Company for the eleven months ended November 30, 2000 is as follows:

         Net sales                                             $6,859,000
                                                               ==========
         Operating income                                      $  749,000
                                                               ==========
         Net income                                            $  346,000
                                                               ==========
         Net income per share                                  $      .06
                                                               ==========

         Property, Plant and Equipment
         -----------------------------
         Property,  plant,  and  equipment  are  valued  at cost  and are  being depreciated  using the  straight-line  method over the estimated useful lives. Upon sale or retirement,  asset cost and its related accumulated depreciation  are  eliminated  from  the  respective  accounts  and any resulting gain or loss is recognized in income. Routine maintenance and repairs  are  charged  to  expense  as  incurred.  Expenditures,  which materially increase the value or extend useful lives, are capitalized.

         Concentration of Credit Risk
         ----------------------------
         The  Company  extends  credit to  customers  which  results in accounts receivable  arising from its normal  business  activities.  The Company does  not  require  collateral  from its  customers  but  assesses  the financial  strength of its  customers.  Based on such  assessment,  the
         Company has provided a specific  allowance for doubtful accounts in the approximate  amount of $333,000 related to a major customer which filed for protection under Chapter 11 of the United States Bankruptcy Code in
         January 2002. The amount due from such customer at November 30, 2001 is approximately $848,000.  Sales to this customer approximated $3,378,000
         (31%) and  $4,055,000  (56%) for the eleven  months ended  November 30,
         2001 and the year ended December 31, 2000,  respectively.  In addition, as of November 30, 2001, the Company provided an allowance for doubtful accounts  in the amount of $175,000 as an  allowance  for the  accounts receivable  balances of two other customers that may be  uncollectible.
         The  Company  believes  that its credit  risk  exposure  based upon the financial  strength of its customers,  other than disclosed  above,  is limited. Such estimate may change in the near future.

         Sales to two other major customers  approximated  $2,503,000  (23%) and
         $1,561,000  (14%) for the eleven  months ended  November  30, 2001.  At
         November  30,  2001,  accounts  receivable  from  such  customers  were
         $986,000  and  $1,130,000,  respectively.  Sales  to  one  other  major customer were $950,000 (13%) for the year ended December 31, 2000.

         Revenue Recognition
         -------------------
         The Company recognizes revenue once goods are shipped.

                                       F-9

NOTE 1 - Summary of Significant Accounting Policies, continued
         ------------------------------------------

          Fair Value of Financial Instruments
          -----------------------------------
          The carrying amounts of current assets, current liabilities, and short and long-term debt approximate their fair market values.

          Earnings Per Share
          ------------------
          The Company accounts for earnings per share ("EPS") in accordance with
          Statement  of  Financial   Accounting   Standards  ("SFAS")  No.  128,
          "Earnings per Share". SFAS No. 128 requires  presentation of basic and diluted  EPS.  Basic EPS is computed by dividing  income  available to common  stockholders by the  weighted-average  number of common shares outstanding for the period. The effect of the  recapitalization on the
          Company has been given  retroactive  application  in the  earnings per share  calculation.  The Company does not have any outstanding  common stock equivalents.  Accordingly,  basic and diluted earnings per share are identical.

          Income Taxes
          ------------
          The Company,  with the consent of its stockholders,  has elected to be taxed  as an "S"  corporation  under  the  Internal  Revenue  Code and similar  state  statutes.  In  lieu of  corporate  income  taxes,  the stockholders of an "S"  corporation  are taxed on their  proportionate share of the corporation's taxable income.  Accordingly,  no provision or liability  for Federal or State  income taxes has been  included in the financial statements.

          As a result of the Merger (see Note 2), the Company will terminate its
          "S" corporation  status and will become taxable as a "C"  corporation.
          If the  Company  were  taxable as a "C"  corporation  for all  periods presented,  proforma net income for the eleven  months ended  November
          30,  2001 and the  year  ended  December  31,  2000  would  have  been approximately  $176,000  and $0.03 per share and $130,000 and $.02 per share, respectively.

          Advertising Costs
          -----------------
          Advertising  costs are  expensed as  incurred.  For the eleven  months ended  November  30,  2001  and  the  year  ended  December  31,  2000 advertising  and  promotion  expenses  were  approximately  $3,500 and
          $5,000, respectively.

          Use of Estimates in Preparation of Consolidated Financial Statements
          --------------------------------------------------------------------
          The preparation of the accompanying  consolidated financial statements in conformity with generally accepted  accounting  principles requires management to make certain  estimates and assumptions  that affect the
          reported   amounts  of  assets  and  liabilities  and  disclosures  of contingent  assets  and  liabilities  at the  date  of  the  financial statements and the reported amounts of revenue and expenses during the reporting  period.  Actual results could differ from those  estimates.
          Significant estimates that are particularly  susceptible to change are those  assumptions  used in  determining  the  allowance  for doubtful accounts receivable.

                                      F-10

NOTE 1 - Summary of Significant Accounting Policies, continued
         ------------------------------------------

          New Pronouncements
          ------------------
          In July 2001, the Financial Accounting Standards Board ("FASB") issued
          SFAS No. 141 ("SFAS No. 141"),  "Business  Combinations." SFAS No. 141
          requires the purchase  method of accounting for business  combinations initiated  after June 30, 2001 and eliminates the  pooling-of-interest method. The Company does not believe that the adoption of SFAS No. 141 will have a significant impact on its financial statements.

          In July 2001, the FASB issued SFAS No. 142 ("SFAS No. 142"), "Goodwill and Other  Intangible  Assets",  which is effective for the Company in
          fiscal  2003.  SFAS  No.  142  requires,   among  other  things,   the
          discontinuance  of goodwill  amortization.  In addition,  the standard includes  provisions  for the  reclassification  of  certain  existing recognized  intangibles as goodwill,  reassessment of the useful lives
          of  existing  recognized  intangibles,   reclassification  of  certain
          intangibles out of previously reported goodwill and the identification
          of  reporting  units  for  purposes  of  assessing   potential  future
          impairment  of  goodwill.  SFAS No. 142 also  requires  the Company to complete a transitional  goodwill  impairment test six months from the date of  adoption.  The Company  does not believe the adoption of SFAS
          No. 142 will have a significant impact on its financial statements.

          Impairment of Long-Lived Assets
          -------------------------------
          The  Company  reviews  long-lived  assets  held and used for  possible impairment  whenever events or changes in circumstances  indicate that the carrying amount of an asset may not be recoverable.

NOTE 2 - Merger
         ------
         In February 2002,  Sporting Magic Inc.,  ("Sporting  Magic"),  a public entity  with  minimal  assets  and  operations,  acquired  all  of  the outstanding  common  stock of the  Company in  exchange  for  6,000,000 shares of the common  stock of Sporting  Magic (the  "Merger").  On the closing date of the Merger,  all of the present directors and executive officers of Sporting  Magic were replaced by  individuals  nominated by the Board of Directors of the  Company.  In addition,  as a part of the closing transaction,  Sporting Magic authorized, subject to approval by the Company's  stockholders,  the issuance of 10% Cumulative,  Series A
         Preferred  Stock. In addition,  the Company issued  1,959,411 shares of common stock to various  individuals in exchange for services  rendered
         in  the  reverse  Merger   transaction.   Also,  the  former  principal
         stockholder  of Sporting  Magic is entitled to receive up to a $350,000 cash payment and 300,000 shares of Next Inc.  preferred  stock pursuant to a non compete agreement negotiated with such individual, in exchange for all of his common stock

                                      F-11

NOTE 2 - Merger, continued
         ------
         ownership.  The  300,000  shares of Next Inc.  preferred  stock will be converted into 3,000 shares of the newly  authorized  preferred  stock.
         Upon consummation of the Merger,  9,489,225 shares of common stock will be outstanding. For accounting purposes, the Merger has been treated as an acquisition of Sporting Magic by the Company and a  recapitalization of the Company.  For all periods  presented,  the Company's  historical financial  statements  have been  restated to reflect  the  issuance of
         6,000,000  shares of common stock to the  stockholders  of the Company.
         Since  this  transaction  is in  substance  a  recapitalization  of the
         Company,  and not a business  combination,  proforma information is not presented.

NOTE 3 - Restricted Investment
         ---------------------

         As a condition of the AmSouth Bank of Chattanooga,  Tennessee ("AmSouth
         Bank")  revolving  credit  facility  and note  payable  (see Note 6), a stockholder of the Company  assigned,  transferred and delivered to the
         Company a personal time deposit account ("investment") in the amount of
         $277,848,  which is maintained at AmSouth Bank.  The  investment  earns interest at 4.25%,  which is paid  directly to the  stockholder  by the
         Company, and matures in July 2002.

NOTE 4 - Inventories
         -----------

         Inventories are stated at the lower of cost (first-in, first out basis)
         or market and consist of the following at November 30, 2001:

                  Raw Materials                            $2,624,804
                  Work in progress                            326,525
                  Finished products                           102,769
                                                           ----------

                                 Total                     $3,054,098
                                                           ==========

                                      F-12

NOTE 5 - Property Plant and Equipment
         ----------------------------

          Property,  plant and  equipment at November  30, 2001  consists of the following:

                                                                      Estimated
                                                       Amount        useful lives
                                                     ----------------------------

         Land                                        $    10,000
         Building and building improvements            1,016,951      7-39 years
         Machinery and equipment                       1,624,117      3-20 years
         Furniture and fixtures                          273,057      3-10 years
         Vehicles                                         60,374      5-10 years
                                                      ----------
                                                       2,984,499
         Less: Accumulated depreciation               (1,320,916)
                                                      ----------

         Property Plant and Equipment, Net           $ 1,663,583
                                                     ===========

         Depreciation  expense for the eleven months ended November  30,2001 and
         the  year  ended   December   31,  2000  was   $108,553   and  $112,176
         respectively.

NOTE 6 - Short-Term Debt
         ---------------

         Short-term debt at November 30, 2001 consists of the following:

        AmSouth Bank - revolving credit facility       (a)      $1,931,920
        AmSouth Bank - note payable                    (b)         250,000
        First Federal - line of credit                 (c)         554,886
        Frances Slocum - note payable                  (d)         500,000
                                                               -----------

                    Total Short-Term Debt                       $3,236,806
                                                                ==========

         (a)   The Company has a $3,000,000  revolving credit facility agreement with AmSouth Bank,  which expires on April 30, 2002.  The Company may draw up to the sum of 80% of eligible accounts receivable, as defined, 50% of eligible raw materials inventory, as defined, and
               40%  of  eligible  finished  goods  inventory,   as  defined.  In
               addition, the agreement provides for monthly payments of interest at a  nationally  published  prime rate (5% at November 30, 2001)
               and the  Company  must comply with  certain  financial  and other covenants.  Borrowings under the facility are  collateralized  by accounts receivable,  inventory,  a certain personal asset of the stockholder  of the Company (see Note 3) and personal  guarantees of the Company's stockholders.

                                      F-13

NOTE 6 - Short-Term Debt, continued
         ---------------

         (b)   At November 30,  2001,  the Company has a note payable to AmSouth
               Bank for  $250,000,  bearing  interest  at 8%. The note  requires monthly  interest  payments  only and is payable in full on April
               30, 2002. The note is secured by accounts  receivable,  inventory and a certain personal asset of a stockholder of the Company (see
               Note 3) and  carries the  personal  guarantees  of the  Company's stockholders.  In addition,  the Company must comply with certain financial and other covenants.

         (c)   On September 4, 2001 the Company was extended a $585,000  line of
               credit  from  First  Federal   Savings  Bank  of  Wabash  ("First
               Federal"). The line of credit was extended to the Company for the borrowings  under  letters of credit and expired on December  31,
               2001.  In  addition,  the  agreement  provides for the payment of accrued  interest at maturity  at a rate of 7.5%.  The  financing agreement is collateralized by substantially all of the assets of the Company and carries the personal  guarantees of the Company's stockholders.  On  December  19, 2001 the  Company's  outstanding balance due was paid in full.

         (d)   At November 30,  2001,  the Company has a note payable to Frances
               Slocum Bank of Wabash ("Frances Slocum"),  for $500,000,  bearing interest at a  nationally  published  prime rate plus 1% (6.0% at
               November 30, 2001). The note requires  monthly interest  payments only and is payable in full on March 1, 2002. The note is secured by a mortgage on the property and carries the personal guarantees of the Company's stockholders.

NOTE 7 - Long-Term Debt
         --------------

         Long-term debt at November 30, 2001 consists of the following:

        First Federal - line of credit                     (a)   $   492,670
        First Federal - note payable                       (b)       300,000
        First Federal - note payable                       (c)       468,518
        Frances Slocum - notes payable                     (d)       605,947
        Other                                                         16,450
        Capital Lease Obligations                          (e)       103,378
                                                                 -----------

                    Total Long-Term Debt                          $1,986,963
                                                                 ===========

                                      F-14

NOTE 7 - Long-Term Debt, continued
         --------------

         (a)   The  Company  had a $500,100  line of credit  with First  Federal which originally  matured on May 1, 2002. The agreement  provided for monthly payments of interest at a nationally  published prime rate less .5% (4.5% at November 30,  2001).  On January 25, 2002,
               First Federal  converted this facility to a note payable maturing on May 3, 2003. The note requires monthly interest  payments at a nationally published prime rate less .5% and carries the personal guarantees of the Company's stockholders.

         (b)   At November  30,  2001,  the Company had a note  payable to First
               Federal for  $300,000,  bearing  interest at a nationally  quoted prime  rate  less  .5%  (4.5% at  November  30,  2001).  The note required  monthly  interest  payments  only  and  was  originally payable  in full on May 1,  2002.  On  January  25,  2002,  First
               Federal  renewed this note  extending the maturity date to May 3,
               2003. The note requires monthly interest payments at a nationally published prime rate less .5% and carries the personal guarantees of the Company's stockholders.

         (c)   At November  30,  2001,  the Company had a note  payable to First
               Federal for  $432,032,  dated April 12, 1999,  payable in monthly
               installments  of  $7,526  including   interest  at  a  nationally
               published prime rate plus 1%, having an original maturity in July
               2005.  In  June  2001  the  Company  refinanced  the  outstanding
               principal   into  a  new  note  for  $495,975,   due  in  monthly
               installments of $8,524  including  interest at 7.25% through June
               2007. The note is collateralized by the underlying  equipment and is guaranteed by the Company's stockholders.

         (d)   At November  30,  2001,  the  Company had three notes  payable to
               Frances  Slocom due in  monthly  installments  totaling  $13,983, including interest at a nationally  published prime rate plus 1%, through March 2005, collateralized by the underlying equipment, a
               mortgage  on  the  property  and   guaranteed  by  the  Company's
               stockholders.  On January 25, 2002, the Company  consolidated the outstanding  principal  balances  on these notes into a new note, due in monthly installments of $5,231, including interest at 6.5%
               through  January  2017,  collateralized  by  a  mortgage  on  the property and guaranteed by the Company's stockholders.

         (e)   The  Company   periodically   acquires   computers,   embroidery,
               ticketing   and   packaging   equipment   under   capital   lease
               obligations.  These obligations expire through December 2005. The assets and  liabilities  under capital leases are recorded at the lower of the present  value of the minimum lease  payments  (with implicit  interest  rates  ranging  from 8% to  21%) or the  fair values of the assets. The net book value of the assets,  $165,000 at  November  30,  2001,  are  included  in  property,  plant and equipment  and are being  depreciated  over the assets  estimated useful lives.

                                      F-15

NOTE 7 - Long-Term Debt, continued
         --------------

         Aggregate  maturities of long-term  debt,  giving effect to the various refinancings, are as follows:

                          For the Year
                       Ending November 30,           Amount
                       ----------------------------------------------
                              2002                 $   148,028
                              2003                     931,243
                              2004                     132,474
                              2005                     111,836
                              2006                     127,604
                           Thereafter                  535,778
                                                    ----------

                        Total                       $1,986,963
                                                    ==========

NOTE 8 - Stockholders' Equity
         --------------------

         On November 30, 2001, the Company's  stockholders approved a conversion of advances  made by the  stockholders  of the Company to equity in the amount of  $111,352.  The Company has  recorded  such  conversion  as a capital contribution by the stockholders.

NOTE 9 - Employee Benefit Plan
         ---------------------

         The  Company  maintains  a 401(k)  retirement  plan for its  employees.
         Employees  are  eligible to  participate  after one year of service and attaining  the age of 18.  Under the terms of the Plan,  employees  are entitled to  contribute up to 15% of their total  compensation,  within limits  established by the Internal  Revenue Code. At the discretion of the Board of Directors, the Company may make a matching contribution up to a 6% of each  employee's  contribution.  For the eleven months ended
         November 30, 2001 and the year ended  December  31,  2000,  the Company chose to make matching contributions of $0 and $2,800, respectively.

NOTE 10 -  Major Suppliers
           ---------------

         The Company  purchased a substantial  portion of its inventory from two suppliers.  During the eleven  months  ended  November 30, 2001 and the year ended  December  31, 2001,  purchases  from these  suppliers  were
         $2,716,121(57%)  and $1,882,268  (64%),  respectively.  At November 30,
         2001 and December 31, 2000, the amounts due to these suppliers included in accounts payable were approximately $154,187 and $-0-, respectively.

                                      F-16

NOTE 10 -  Major Suppliers, continued
           ---------------

         The Company is not reliant on these suppliers as the criteria  utilized for any  vendor  selection  is based on cost and  quality.  There are a variety of suppliers  to choose from in the market,  but they must meet the Company's standards.

NOTE 11 - Commitments and Contingencies
          -----------------------------

         Litigation
         ----------
         From time to time, the Company is a party to litigation  arising in the normal course of its business operations. In the opinion of management, it is not  anticipated  that the matters  will have a material  adverse impact on the Company's  financial  condition,  liquidity or results of operations.

                                      F-17

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SPORTING MAGIC, INC.

Dated: April 8, 2002                     By:   /s/  Dan F. Cooke
                                               ------------------------------
                                               Name:  Dan F. Cooke
                                               Title: Chairman

                                       2